UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) DECEMBER 20, 2005.

                         CLEAN DIESEL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                           0-27432                      06-1393453
(State or other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number)              Identification No.)
Incorporation)

                         SUITE 702, 300 ATLANTIC STREET
                                STAMFORD CT 06901
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (203) 327-7050



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

          __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          __ Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

     On December 20, 2005 the Board of Directors of the registrant amended
Section 2.7 of the registrant's Bylaws to provide that "at any meeting of stockholders, the holders of record (present in person or by proxy) of one-third of the shares of capital stock entitled to vote at the meeting shall constitute a quorum for the transaction of business, except as otherwise required by law."

     Prior to this amendment, the quorum specified in Section 2.7 of the Bylaws was a majority of the shares of capital stock entitled to vote.

     The Bylaws of the registrant, as amended through December 20, 2005, are set out as Exhibit 3(ii) to this current report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Clean Diesel Technologies, Inc.
                                              (Registrant)

Date: December 22, 2005               By: /s/ C. W. Grinnell
                                               Charles W. Grinnell
                                          Vice President, General Counsel
                                             and Corporate Secretary